                                                                   EXHIBIT 10.42

AG ASSOCIATES                                          1998 Bonus Plan

                                 1998 Bonus Plan


                     November 5, 1997 Compensation Committee

                           AG Associates Confidential

                                                                        10/30/97

AG ASSOCIATES                                                  1998 Bonus Plan


Bonus to pay in two parts with three factors

- Revenue factor

- Operating profit factor

- Personal goal factor

                           AG Associates Confidential

                                                                        10/30/97

AG ASSOCIATES                                                   1998 Bonus Plan



- President and Vice Presidents have a 30% plan

- Directors have a 15% plan

- Plans are calculated exactly the same way



                           AG Associates Confidential

                                                                        10/30/97

AG ASSOCIATES                                                    1998 Bonus Plan


    -  REVENUE FACTOR

       - Paid out each quarter

       - Paid out on cumulative revenue

       - Min revenue factor 85%; Max revenue factor 140% of plan revenue

       - Revenue achievement % is multiplied by the personal goal achievement % for that quarter, then multiplied by one half of the total plan percentage*, then multiplied by the participants quarterly salary

         - *30% x 1/2 = 15% for President and Vice Presidents

         - *15% x 1/2 = 7.5% for Directors

                           AG Associates Confidential

                                                                        10/30/97

AG ASSOCIATES                                                   1998 Bonus Plan

     - OPERATING PROFIT FACTOR

        - Paid out at year end, after annual audit

        - Paid out on year end results (excluding Amat legal Costs)

        - Min ops profit factor 3% of revenue (40%); Max revenue factor 10% of revenue (200%)

        - Ops profit achievement % is multiplied by the personal goal achievement ave % for the year, then multiplied by one half of the total plan percentage*, then multiplied by the participants yearly salary

          - *30% x 1/2 = 15% for President and Vice Presidents

          - *15 % x 1/2 = 7.5 % for Directors

                           AG Associates Confidential

                                                                        10/30/97